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                                                                    Exhibit 99.6
                                                                         Page 12
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CASE NAME: Aerovox, Inc.         STATEMENT OF SOURCES AND USES OF CASH         FORM OPR-6
CASE NUMBER: 01-14680 jfn        FOR MONTH ENDED:



                                                   25-Aug-01    29-Sep-01    27-Oct-01     1-Dec-01      29-Dec-01


            SOURCES OF CASH

               Net Income (Loss)                   ($869,898)   ($770,427)   ($888,411)  ($1,010,724)    ($297,579)
                                                 -----------   ----------   ----------   -----------    ----------

               Depreciation and Amortization         286,760      243,404      285,386       292,400       283,689
                                                 -----------   ----------   ----------   -----------    ----------

               Other non-cash
                                                 ===========   ==========   ==========   ===========    ==========

               A/R Allowance                         800,000       14,205       23,851        12,531        10,000
                                                 -----------   ----------   ----------   -----------    ----------

            OPERATIONS

               Add: Decrease in Assets
                                                 -----------   ----------   ----------   -----------    ----------

               Accounts Receivable                         0      400,947      482,840       302,260       236,289
                                                 -----------   ----------   ----------   -----------    ----------

               Inventory, at cost                    220,150      538,077       56,623       659,422       182,809
                                                 -----------   ----------   ----------   -----------    ----------

               Prepaid Expenses and
                current assets                       642,414       38,961       42,661             0             0
                                                 -----------   ----------   ----------   -----------    ----------

               Property, Plant and Equipment               0            0            0             0             0
                                                 -----------   ----------   ----------   -----------    ----------

               Other (including
                 Intercompany Activity)                1,083    1,311,034      410,958       233,528       424,141
                                                 -----------   ----------   ----------   -----------    ----------

               Increases in Liabilities:

               Pre Petition Liabilities                    0       60,587            0             0             0
                                                 -----------   ----------   ----------   -----------    ----------

               Post Petition Liabilities             247,713       80,775      485,042       307,127             0
                                                 -----------   ----------   ----------   -----------    ----------

               Other Liabilities per Book                  0      680,712            0             0       214,526
                                                 -----------   ----------   ----------   -----------    ----------

               TOTAL SOURCES OF CASH (A)           1,328,221    2,598,276      898,949       796,544     1,053,875
                                                 -----------   ----------   ----------   -----------    ----------

            USES OF CASH

               Less: Increase in Assets:

               Accounts Receivable                  (356,957)           0            0             0             0
                                                 -----------   ----------   ----------   -----------    ----------

               Inventory, at cost                          0            0            0             0             0
                                                 -----------   ----------   ----------   -----------    ----------

               Prepaids and Other assets                   0            0            0       (35,668)      (24,195)
                                                 -----------   ----------   ----------   -----------    ----------

               Property, Plant, and Equipment        (35,362)     (33,993)      (9,779)      (21,801)       (5,883)
                                                 -----------   ----------   ----------   -----------    ----------

               Other (including Intercompany
                 Activity)                        (1,075,913)  (1,351,754)    (104,298)     (173,488)     (312,436)
                                                 -----------   ----------   ----------   -----------    ----------

               Decreases in  Liabilities:

               Pre Petition Liabilities             (409,001)           0      (51,075)      (26,761)     (391,159)
                                                 -----------   ----------   ----------   -----------    ----------

               Post Petition Liabilities                   0            0            0             0      (536,475)
                                                 -----------   ----------   ----------   -----------    ----------

               Other Liabilities per Book            (20,293)    (550,895)    (100,639)       (1,524)     (243,504)
                                                 -----------   ----------   ----------   -----------    ----------

               TOTAL USES OF CASH (B)             (1,897,525)  (1,936,642)    (265,791)     (259,243)   (1,513,652)
                                                 -----------   ----------   ----------   -----------    ----------

            NET SOURCE (USE) OF CASH (A-B=NET)     ($569,303)    $661,634     $633,158      $537,301     ($459,776)
                                                 -----------   ----------   ----------   -----------    ----------

            CASH-BEGINNING BALANCE (See OPR-1)    $3,216,732   $2,647,429   $3,309,063    $3,942,222    $4,479,523
                                                 -----------   ----------   ----------   -----------    ----------

            CASH-ENDING BALANCE (See OPR-1)       $2,647,429   $3,309,063   $3,942,222    $4,479,523    $4,019,747
                                                 ===========   ==========   ==========   ===========    ==========
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